UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of Report: February 10, 2009


                              BLUGRASS ENERGY, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


Nevada                           333-135852            20-4952339
----------------                 -----------------     -------------------
(State or other jurisdiction of  (Commission File      (IRS Employer Identifi-
 incorporation)                  Number)                cation Number)


            3751 Appain Way, Suite 75, Lexington, Kentucky 40517-5929
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (859) 552-6036
                                  -------------
               Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                   SECTION 4 - MATTERS RELATED TO ACCOUNTANTS
                            AND FINANCIAL STATEMENTS

Item 4.01 - Changes in Registrant's Certifying Accountant

         George  Stewart,   CPA  formerly  the  independent   registered  public
accountant for Blugrass Energy, Inc. (the Company), was dismissed as the Company's independent registered public accountant on February 10, 2009.

         On February 10, 2009, the Board of the Company approved the engagement of new auditor, Larry O'Donnell, CPA, PC, of Aurora, Colorado to be the Company's independent registered public accountant. No audit committee exists, other than the members of the Board of Directors.

         The action to engage new auditors was approved by the Board of Directors. No audit committee exists, other than the members of the Board of Directors.

         In connection with audit of fiscal years ended June 30, 2008 and 2007 and the cumulative period of July 1, 2008 through September 30, 2008 and through the date of termination of the accountants, no disagreements exist with the former independent registered public accountant on any matter of accounting principles or practices, financial statement disclosure, internal control assessment, or auditing scope of procedure, which disagreements if not resolved to the satisfaction of the former accountant would have caused them to make reference in connection with their report to the subject of the disagreement(s).

         The audit reports by George Stewart, CPA for the fiscal years ended June 30, 2008 and 2007 contained an opinion which included a paragraph discussing uncertainties related to continuation of the Company as a going concern and did not include an adverse opinion or a disclaimer of opinion or were not qualified or modified as to uncertainty, audit scope or accounting principles.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         A.       Financial Statements - None

         B.       Exhibits 16.1    Consent of George Stewart CPA
                           23.1    Resignation of George Stewart CPA
                           23.2    Consent of Larry O'Donnell, CPA, PC

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           BLUGRASS ENERGY, INC.


                                           By: /s/ Leslie Schaefer
                                               ---------------------------
                                               Leslie Schaefer, President


Date: February 13, 2009